Company Update June 2019

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this presentation are forward-looking statements. Although PetroQuest Energy, Inc. (the “Company”) believes that the expectations reflected in these forward-looking statements are reasonable, these statements are based upon assumptions and anticipated results that are subject to numerous risks, trends and uncertainties, and there can be no assurance that the expectations reflected in these forward-looking statements will prove to have been correct. Among those risks, trends and uncertainties are: risks and uncertainties associated with our previous Chapter 11 proceedings; the likelihood that our Chapter 11 proceedings may have disrupted our business; the possibility that the assumptions and analyses used to develop our Chapter 11 plan of reorganization may prove to have been incorrect; the likelihood that our historical financial information may no longer be indicative of our future financial performance; the possibility that our new board of directors may have a different strategy and plan for the Company's future; our ability to attract and retain key personnel may be affected by our emergence from bankruptcy; the volatility of oil and natural gas prices; our indebtedness and the amount of cash required to service our indebtedness; our ability to obtain adequate financing when the need arises to execute our long-term strategy and to fund our planned capital expenditures; limits on our growth and our ability to finance our operations, fund our capital needs and respond to changing conditions imposed by the term loan agreement and restrictive debt covenants; the effects of a financial downturn or negative credit market conditions on our liquidity, business and financial condition; our responsibility for offshore decommissioning liabilities for offshore interests we no longer own; our ability to find, develop, produce and acquire additional oil and natural gas reserves that are economically recoverable; the risk of severe weather, including hurricanes and tropical storms, as well as flooding, coastal erosion and sea level rise; our ability to successfully develop our inventory of undeveloped acreage; the possibility of a substantial lease renewal cost or the loss of our leases and prospective drilling opportunities that could result from a failure to drill sufficient wells to hold our undeveloped acreage; Securities and Exchange Commission (the “SEC”) rules that could limit our ability to book proved undeveloped reserves in the future; the likelihood that our actual production, revenues and expenditures related to our reserves will differ from our estimates of proved reserves; our ability to identify, execute or efficiently integrate future acquisitions; losses and liabilities from uninsured or underinsured drilling and operating activities; ceiling test write-downs resulting, and that could result in the future, from lower oil and natural gas prices; our ability to market our oil and natural gas production; changes in laws and governmental regulations and increases in insurance costs or decreases in insurance availability directed toward our business; regulatory initiatives relating to oil and natural gas development, hydraulic fracturing, and derivatives; proposed changes to U.S. tax laws; competition from larger oil and natural gas companies; the operating hazards attendant to the oil and gas business; governmental regulation relating to environmental compliance costs and environmental liabilities; the impact of potential cybersecurity threats; the loss of our information and computer systems; the impact of terrorist activities on global economies; the possibility that the interests of our significant stockholders could be in conflict with the interest of our other stockholders; no meaningful trading market for our Class A Common Stock and the volatility of the market price for our Class A Common Stock; the restrictions in our certificate of incorporation and bylaws which could delay or prevent a change of control of our company; and the restrictions on our ability to pay dividends with respect to any series of common stock. In particular, careful consideration should be given to cautionary statements made in the various reports the Company has filed with the SEC. The Company undertakes no duty to update or revise these forward-looking statements, except as may be required under applicable law. Generally, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC also permits the optional disclosure of probable and possible reserves. We have elected not to disclose our probably and possible reserves in our filings with the SEC. We use the terms “reserve inventory,” “gross unrisked reserves,” “EUR,” “inventory”, “unrisked resource potential”, 3P reserves or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Estimates of reserve inventory, gross unrisked reserves EUR, inventory, unrisked 3P reserves do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory, gross unrisked reserves, EUR, or unrisked resource potential or 3P reserves may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves. 1

Situation Update ▪ PetroQuest successfully completed its financial restructuring on February 8, 2019 ▪ The Company has enhanced its balance sheet position by eliminating approximately $295 MM in debt and preferred equity obligations ▪ Current operations focused on continued development of the Company’s East Texas Cotton Valley position and exploring the high impact potential of the Company’s Louisiana Austin Chalk acreage ▪ 1Q19 production of ~46 mmcfe/d net ▪ YE18 SEC proved reserves of 130 bcfe (81% gas); 2.7 tcfe 3P reserves including technical PUDs ▪ PetroQuest’s assets provide significant growth potential with ~620 gross Cotton Valley locations and 25,000/21,000 gross/net acres in the Louisiana Austin Chalk 2

Our Strategy Today ▪ Focus on aligning capex and cash flow and improving relative leverage metrics through underlying EBITDA growth ▪ Build value for shareholders and drilling partners utilizing a capital allocation weighted toward low-risk, rich gas development in the Cotton Valley ▪ Test the Austin Chalk and un-booked Cotton Valley benches with the goal of generating NAV upside ▪ Maintain high level of operational success in driving costs down and improving recoveries while sustaining a rigorous focus on safety and the environment 3

PetroQuest Asset Overview Total Company Operating Update ~49,500 net acres 46 mmcfe/d production A East Texas 130 bcfe proved reserves / 2.7 tcfe 3P reserves* ▪ PQ 31 online early 2019 at IP rate of 11.7 mmcfe/d >670 gross locations (gross) ▪ PQ 32 and 33 flowing back A East Texas Statistics ▪ Combined rate currently 26.7 mmcfe/d (gross) ~28,500 net acres Texas 69 productive wells ▪ PQ 34 and 35 drilled; completions deferred to 4Q19 due 27 mmcfe/d production 122 bcfe proved reserves to low gas prices 76% average working interest ~620 gross locations B Austin Chalk Louisiana ▪ Drilling vertical section of initial Austin Chalk well, core B and evaluate Austin Chalk Statistics ~21,000 net acres ▪ Core results expected 3Q19 79% average working interest 50 – 80 locations targeting 1.1 mmboe EURs ▪ If move forward with drilling, could have results 1Q20 C Thunder Bayou ▪ All PDP; remaining reserve life of ~2 years C ▪ ~84% of production from Hulin #1 well Thunder Bayou Statistics 3 productive wells 19 mmcfe/d production ▪ Hulin production ~40% of company total Gulf of Mexico 8 bcfe proved reserves ▪ 1/1/19: 19 mmcfe/d (net) * Includes technical PUD reserves 4

East Texas Asset Overview

- PetroQuest's East Texas assets are situated in the heart of the Cotton Valley Trend in Panola County, TX
  - ~56,000 gross acres
    - 50% WI in ~46,000 gross acres currently under JDA with Chevron with rights from top of the Travis Peak to Bossier Shale
    - ~75% WI in ~9,500 gross acres directly adjacent to the east of Chevron JDA acreage
  - 27 mmcfe/d current liquids-rich production
  - 122 bcfe proved reserves; 2.7 tcfe 3P reserves*
- Substantial running room with over 600 undeveloped horizontal locations averaging 7,500 ft. lateral length
- Land position almost entirely held by legacy production
- Proximity to Gulf Coast LNG markets provides exposure to favorable pricing

East Texas Locator Map



ROCKCLIFF ENERGY
sabine oil & gas
CCI
Indigo
PetroQuest Energy, Inc.
SHERIDAN
COVEYPARK
CCI
ROCKCLIFF ENERGY
amplify energy
Offset Operators
Amplify
Castleton
Chesapeake
Chevron
Comstock
Covey Park
Indigo
PetroQuest
Rockcliff
Sabine
Sheridan
Other

* Includes technical PUD reserves

PetroQuest 5

Cotton Valley Horizontal – Higher Production, Lower Costs Improving Well Performance 16 3,000 5,747 6,000 13.3 $2,200 12 5,000 2,000 Lateral Feet Lateral 3,654 8 6.3 4,000 $/LateralFoot $916 1,000 24HR 24HR IP (mmcfe/d)Rate 4 3,000 0 0 2,000 Avg. 2011 Last 10 wells* PQ #1 Last 10 wells* Gas Liquids Cost/Lateral FT Lateral Length Goal to Consistently Execute Drilling at Less than $1,000 per lateral foot * PQ#20-#30; excludes PQ #24 due to mechanical issues 6

SE CARTHAGE 8200 8250 8250 8250 8300 8300 8300 8350 8350 8350 Multi 8400 Bench Cotton Valley Opportunities 8400 8400 8450 8450 8450 8500 PetroQuest 8500 -- McFadden Bagley #1 8500 8550 8550 8550 8600 8600 Cotton Valley Bench Cotton Valley8600 Drilling Locations 8650 8650 8650 8700 8700 8700 8750 8750 8750 8800 8800 Bench 8800 Gross Drilling Locations* 8850 8,500’ 8850 8850 8900 8900 C & D 8900 72 8950 8950 8950 9000 9000 “C & D” Sands 9000 9050 9050 Vaughn 9050 133 9100 9100 9100 9150 9150 9150 9200 9200 Davis 9200 164 9250 9250 9250 9300 9300 E4 9300 53 9,000’ 9350 9350 Vaughn Sand 9350 9400 9400 9400 9450 9450 E 9450 120 9500 9500 9500 9550 Davis Sand 9550 Eberry / Roseberry9550 76 9600 9600 9600 9650 9650 E4 Sands 9650 9700 9700 Gross Drilling Locations9700 618 9750 9750 9750 9800 9,500’ 9800 E Sands 9800 9850 9850 All of the above9850 benches are productive 9900 9900 Roseberry / 9900 9950 9950 on PQ acreage9950 through >140 vertical 10000 10000 Eberry Sand wells and all benches10000 have been tested 10050 10050 horizontally 10050in close proximity to PQ 10100 10100 10100 10150 10150 Taylor / Sexton 10150acreage 10200 10,000’ 10200 10200 10250 10250 10250 10300 10300 10300 10350 10350 10350 MCFADDEN-BAGLEY UNI 10400 GR 1 Resistivity Den. Porosity 10400 42365359740000 10450 CUMGAS : 153,052 MCF 10450 CUMOIL : 835 BBLS 10500 CUMWTR : 22,183 BBLS 10500 * Locations 2/15/2006based on 1,300’ spacing and 8,000’ laterals within area of estimated economic net feet of pay determined by offsetting vertical well logs. 7 10550 10550 PETRA 6/17/2013 10:36:53 AM

Cotton Valley Inventory ~550 Gross Locations with >20% IRR* 200 Plan to test Davis sand in 4Q19 164 150 1 Horizontal Producing Well 133 120 100 28 Horizontal Producing Wells 76 6 Horizontal Producing Wells 53 Number of Remaining NumberLocations Remaining of 50 0 E4 Eberry E Vaughn Davis Cotton Valley Bench *Assumes $2.75 / Mcf and $60 / Bbl 8

Austin Chalk Asset Overview

- PetroQuest has a 21,000 net acre position in the heart of the naturally fractured Austin Chalk play in southern Louisiana
  - Estimated between 50 to 80 locations
  - Initial horizontal wells targeting ~1.1 mmboe EURs
- Early stages of the play with offset operators actively delineating the immediate surrounding areas
- High working interest and liquids/oil weighted exposure to an emerging horizontal play

Louisiana Acreage Map (>1.2 MM Acres)



EOG Eagles Ranch Well
PQ Rig
EOG Rig
EOG 3rd Location
COP Rig
LEGEND
L. Cretaceous Shelf Edge
Anadarko Wells
PQ Lease Position
Key Seismic Line
New Permits
MRO 3D Commitment
COP Units
DVN Units
EOG Units
PQ Units
Marathon
EOG
PQ
EOG / Conoco
Cimarex
Louisiana
Mississippi

PetroQuest 9

1Q19 Balance Sheet Overview Net Debt as of 3/31/19 ($MM) 1L Term Loan due 2023 (L+750) $50 10% Senior Secured PIK Notes due 2024 $80 Less: Unrestricted Cash Balance ($27) Less: Other Current Assets ($10) Plus: Current Liabilities $27 Net Debt $120 10

1Q19 Operating Summary Daily Production 1Q19 Actual Liquids (mboe/d) 1.9 Gas (mmcf/d) 34.6 Total (mmcfe/d) 46.0 ($ in millions) Revenue $15 LOE $4 Production Taxes 1 G&A* 4 Total Operating Expenses $9 EBITDA $6 Oil and Gas Capex $8 Capitalized G&A $1 *Excludes reorganization items and non-cash compensation. Includes lease costs. 11

Experienced Management Team Prior Years in Name Position Experience Industry American Charles T. Goodson CEO & President Explorer LLC 42+ EVP, CFO & J. Bond Clement 26+ Treasurer EVP – Operations Art M. Mixon 38+ and Production Stephen H. Green SVP – Exploration 38+ VP of the ArkLaTex Edgar A. Anderson 30+ Region 12

PetroQuest Highlights ▪ Large, contiguous East Texas acreage position (majority HBP) with significant upside potential ▪ Track record of executing low-cost Cotton Valley wells with attractive returns ▪ Large inventory of undeveloped locations in the Cotton Valley and existing potential in the Louisiana Austin Chalk ▪ Recapitalized balance sheet and simplified corporate structure 13

Company Information 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com 14